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EXHIBIT INDEX

Exhibit Number	Description
2.1(3)	Agreement and Plan of Reorganization among ProlX Pharmaceuticals Corporation, D. Lynn Kirkpatrick, Garth Powis and Biomira Inc., dated October 30, 2006.
3.1(2)	Amended and Restated Certificate of Incorporation of Oncothyreon Inc.
3.2(2)	Bylaws of Oncothyreon Inc.
4.1(2)	Form of Common Stock certificate.
5.1(2)	Opinion of Wilson Sonsini Goodrich & Rosati.
10.1(2)	Form of Indemnification Agreement.
10.2(1)	Offer Letter with Rao Koganty, dated December 16, 1985.
10.3(1)	Offer Letter with Marilyn Olson, dated August 10, 1989.
10.4(1)	Offer letter with Robert Aubrey, dated August 7, 1990.
10.5(1)	Offer Letter with Edward Taylor, dated May 3, 1995.
10.6†(1)	License Agreement between Biomira Inc. and the Dana-Farber Cancer Institute, Inc., dated November 22, 1996.
10.7(1)	Severance Agreement between Biomira Inc. and Edward Taylor, dated July 6, 1998.
10.8(1)	Severance Agreement between Biomira Inc. and Robert Aubrey, dated July 6, 1998.
10.9†(2)	Exclusive License Agreement between the University of Arizona and ProlX Pharmaceuticals, Inc., dated June 3, 1999.
10.10†(2)	Product Development and Clinical Supply Agreement between Biomira USA and Cook Imaging Corporation d.b.a. Cook Pharmaceutical Solutions, dated September 10, 1999.
10.11†(2)	Amended and Restated License Agreement between Imperial Cancer Research Technology Limited and Biomira Inc., dated November 14, 2000.
10.12†(1)	Exclusive License Agreement among Georgetown University, the University of Arizona and ProlX Pharmaceuticals Corporation, dated July 5, 2001.
10.13(1)	Consent and Acknowledgement among Biomira Inc., Biomira International Inc., Biomira Europe B.V., Imperial Cancer Research Technology Limited and Merck KGaA, dated February 5, 2002.
10.14†(2)	License Agreement between the Governors of the University of Alberta and Biomira Inc., dated December 1, 2001.
10.15(1)	Severance Agreement between Biomira Inc. and Marilyn Olson, dated May 12, 2003.
10.16†(2)	Letter Agreement between Biomira Inc. and Cancer Research Technology Limited (formerly Imperial Cancer Research Technology Limited), dated March 9, 2004.
10.17(1)	Commercial Lease Agreement between 221 E. 6th St. LLC and ProlX Pharmaceuticals Corporation, dated March 26, 2004.
10.18†(1)	Exclusive License Agreement between the University of Arizona and ProlX Pharmaceuticals Corporation, dated July 29, 2004.
10.19†(2)	Adjuvant License Agreement between Biomira International Inc. and Corixa Corporation, dated October 20, 2004.

10.20†(2)	Adjuvant Supply Agreement between Biomira International Inc. and Corixa Corporation, dated October 20, 2004.
10.21†(1)	Exclusive Patent License Agreement between the University of Arizona and ProlX Pharmaceuticals Corporation, dated September 15, 2005.
10.22(1)	Letter Agreement between Rodman & Renshaw, LLC and Biomira Inc., dated January 10, 2006.
10.23†(1)	Amended and Restated Collaboration Agreement between Biomira B.V. and Merck KGaA, dated March 1, 2006.
10.24†(1)	Amended and Restated Supply Agreement between Biomira International Inc. and Merck KGaA, dated March 1, 2006.
10.25(1)	Severance Agreement between Biomira Inc. and Rao Koganty, dated March 21, 2006.
10.26(1)	Consulting Agreement between Biomira Inc. and T.A. McPherson Professional Corporation, dated July 1, 2006.
10.27(1)	Offer letter with Robert Kirkman, dated August 29, 2006.
10.28†(1)	Letter Agreement between the University of Arizona and Biomira Inc., dated October 6, 2006.
10.29(1)	Offer Letter with Lynn Kirkpatrick dated October 30, 2006.
10.30(1)	Assignment of Lease Agreement between 221 E. 6th St. LLC, ProlX Pharmaceuticals Corporation and Biomira Inc.
10.31(1)	Escrow Agreement between D. Lynn Kirkpatrick, Garth Powis, John S. Lazo, ComputerShare Trust Company and Biomira Inc., dated October 30, 2006.
10.32(1)	Release and Settlement Agreement between Biomira Inc. and Dr. Alex McPherson, dated December 8, 2006.
10.33(1)	Lease Agreement between W2007 Seattle Office 110 Atrium Place Realty, LLC and Biomira Marketing, Inc., dated July 19, 2007.
10.34(3)	Amended and Restated Share Option Plan and form of stock option agreement thereunder.
10.35(3)	Amended and Restated Restricted Share Unit Plan.
10.36(1)	2006 Variable Pay Plan.
10.37(1)	Form of Subscription Agreement entered into between Biomira Inc. and each of the individuals and entities listed on Schedule 1 to this Exhibit 10.37, dated January 26, 2006.
10.38(1)	Form of Purchase Warrant issued by Biomira Inc. to each of the individuals and entities listed on Schedule 1 to this Exhibit 10.38, dated January 30, 2006.
10.39(1)	Letter Agreement between Rodman & Renshaw, LLC and Biomira Inc., dated December 1, 2006.
10.40(1)	Securities Purchase Agreement among Biomira Inc. and each of the signatories thereto, dated December 18, 2006.
10.41(1)	Form of Purchase Warrant issued by Biomira Inc. to each of the individuals and entities listed on Schedule 1 to this Exhibit 10.41, dated December 18, 2006.
10.42(1)	Purchase Warrant issued by Biomira Inc. to Rodman & Renshaw, LLC, dated December 18, 2006.
10.43(1)	Security Agreement between Jeffrey Millard and Biomira Inc., dated November 8, 2006.

10.44(1)	General Security Agreement between Jeffrey Millard and Biomira Inc., dated November 8, 2006.
10.45(1)	Security Agreement between Linda Pestano and Biomira Inc., dated November 8, 2006.
10.46(1)	General Security Agreement between Linda Pestano and Biomira Inc., dated November 8, 2006.
10.47(1)	Security Agreement between Patrick Trown and Biomira Inc., dated November 3, 2006.
10.48(1)	General Security Agreement between Patrick Trown and Biomira Inc., dated November 3, 2006.
10.49(1)	Promissory Note between Jeffrey Millard and Biomira Inc., dated November 8, 2006.
10.50(1)	Promissory Note between Linda Pestano and Biomira Inc., dated November 8, 2006.
10.51(1)	Promissory Note between Patrick Trown and Biomira Inc., dated November 8, 2006.
10.52(1)	Letter Agreement between Patrick Trown and Biomira Inc., dated May 31, 2007.
23.1	Consent of Beach, Fleischman & Co., P.C., independent accounting firm, with respect to ProlX Pharmaceuticals Corporation.
23.2	Consent of Deloitte & Touche LLP, independent registered chartered accountants, with respect to Biomira Inc. and Biomira Corporation.
23.3	Consent of McConnell & Jones LLP, independent accounting firm, with respect to ProlX Pharmaceuticals Corporation.
24.1(1)	Power of Attorney.

†
Registrant has omitted portions of the referenced exhibit and filed such exhibit separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the United States Securities Act of 1933, as amended.

(1)
Previously filed on September 12, 2007.

(2)
Previously filed on September 27, 2007.

(3)
Previously filed on October 29, 2007.

Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this post-effective Amendment No. 1 to a Registration Statement on Form S-4 (File No. 333-145995) of our report dated September 9, 2005 relating to the financial statements of ProlX Pharmaceuticals Corporation as of and for the year ended December 31, 2004 and reference to our firm under the heading "Experts", which appears in such Registration Statement.

/s/ Beach, Fleischman & Co., P.C.

Beach, Fleischman & Co., P.C.
Tucson, Arizona
November 6, 2007

Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED CHARTERED ACCOUNTANTS

We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-145995 of our report dated September 10, 2007 (which report expresses an unqualified opinion on the financial statements and includes an explanatory paragraph relating to issuance of separate financial statements prepared under Canadian generally accepted accounting principles), relating to the financial statements of Biomira Inc. and our report dated September 24, 2007 relating to the financial statement of Biomira Corporation appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Edmonton, Canada
November 7, 2007

Exhibit 23.3

Consent of Independent Certified Public Accountants

We hereby consent to the use in this post-effective Amendment No. 1 to a Registration Statement on Form S-4 (File No. 333-145995) of our report dated November 21, 2006, relating to the financial statements of ProlX Pharmaceuticals Corporation as of and for the year ended December 31, 2005 and reference to our firm under the heading "Experts", which appears in such Registration Statement.

/s/ McConnell & Jones LLP

Certified Public Accountants
Houston, Texas
November 6, 2007

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EXHIBIT INDEX
CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM
CONSENT OF INDEPENDENT REGISTERED CHARTERED ACCOUNTANTS
Consent of Independent Certified Public Accountants